UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2024

CAMBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-38184	04-2777442
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1336 Massachusetts Avenue Cambridge, MA	02138
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 876-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CATC	NASDAQ

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on September 19, 2023, Eastern Bankshares, Inc., a Massachusetts corporation (“Eastern”), Citadel MS 2023, Inc., a direct, wholly owned subsidiary of Eastern (“Merger Sub”), Eastern Bank, a Massachusetts-chartered trust company and wholly owned subsidiary of Eastern (“Eastern Bank”), Cambridge Bancorp, a Massachusetts corporation (“Cambridge”) and Cambridge Trust Company, a Massachusetts-chartered trust company and wholly owned subsidiary of Cambridge (“Cambridge Trust”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Cambridge, with Cambridge as the surviving entity (the “Merger”), and as soon as reasonably practicable following the Merger, Cambridge will merge with and into Eastern, with Eastern as the surviving entity (the “Holdco Merger” and, together with the Merger, the “Transaction”). The Merger Agreement further provides that, following the Merger and the Holdco Merger, at a time to be determined by Eastern, Cambridge Trust will merge with and into Eastern Bank, with Eastern Bank as the surviving company. The Merger Agreement was unanimously approved by the Boards of Directors of each of Eastern, Eastern Bank, Cambridge and Cambridge Trust. The Transaction is subject to the satisfaction or, if permissible, waiver of various conditions, including the receipt of all regulatory approvals and the affirmative vote of the holders of at least two-thirds of the shares of Cambridge common stock outstanding and entitled to vote on the Merger and the approval of Eastern’s issuance of Eastern common stock in the Merger by the affirmative vote of a majority of the votes cast by the holders of Eastern common stock at an Eastern shareholder meeting, assuming a quorum is present at the virtual meeting.

In connection with the proposed Merger, Eastern filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2023 a registration statement on Form S-4 containing a joint proxy statement/prospectus, as amended, and Cambridge filed a definitive proxy statement and Eastern filed a definitive proxy statement/prospectus with the SEC, each dated January 16, 2024 (collectively, the “joint proxy statement/prospectus”), with respect to special meetings of the Eastern and Cambridge shareholders scheduled to be held on February 28, 2024. Eastern and Cambridge first mailed the joint proxy statement/prospectus to their respective shareholders on or about January 19, 2024.

In February 2024, after the date of the joint proxy statement/prospectus, Eastern received four demand letters and Cambridge received three demand letters from purported Eastern and Cambridge shareholders, respectively, (“Demand Letters”) alleging that the joint proxy statement/prospectus omits material information in violation of federal securities laws and demanding that Eastern and Cambridge provide additional disclosures in an amendment or supplement to the joint proxy statement/prospectus. Eastern and Cambridge believe that the allegations in the Demand Letters are meritless and no additional disclosure is required in the joint proxy statement/prospectus. However, in order to avoid nuisance, cost and distraction, and with the goal of precluding any effort to delay the special meetings of shareholders or the closing of the Merger, Eastern and Cambridge hereby make additional disclosures (the “Supplemental Disclosures”) to supplement the disclosures contained in the joint proxy statement/prospectus filed with the SEC on January 16, 2024 and first mailed to shareholders of Eastern and Cambridge as of January 19, 2024. Eastern, the Eastern Board of Directors, Cambridge, and the Cambridge Board of Directors deny any liability or wrongdoing in connection with the joint proxy statement/prospectus, and none of the Supplemental Disclosures nor any other disclosure in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any Supplemental Disclosure. This decision to make the Supplemental Disclosures will not affect the merger consideration to be paid in connection with the Merger or the timing of the special meetings of Eastern’s shareholders and Cambridge’s shareholders. The Supplemental Disclosures are included below and should be read in conjunction with the joint proxy statement/prospectus.

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

The following information supplements the joint proxy statement/prospectus filed with the SEC on January 16, 2024 and first mailed to shareholders of Eastern and Cambridge as of January 19, 2024 and should be read in connection with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the joint proxy statement/prospectus, the information contained herein supersedes the information contained in the joint proxy statement/prospectus. All page references in the information below are to pages in the joint proxy statement/prospectus, and terms used below have the meanings set forth in the joint proxy statement/prospectus, unless otherwise defined below. Without admitting in any way that the disclosures below are material or otherwise required by law, Eastern and Cambridge make the following additional disclosures:

Questions and Answers—Questions and Answers About the Merger

The disclosure under the heading “Questions and Answers—Questions and Answers About the Merger” is hereby revised by deleting the paragraph under the subheading “When will the merger be completed?” on page 6 of the joint proxy statement/prospectus and replacing it with the following:

Q.	When will the merger be completed?

A.

Eastern and Cambridge look forward to receiving shareholder and regulatory approval and combining our two great franchises into Boston’s leading bank. At this time, Eastern and Cambridge no longer anticipate, as previously disclosed, that all regulatory approvals will be received during the first quarter of 2024 and that the merger will be completed in early April 2024. As stated elsewhere in this joint proxy statement prospectus, neither Eastern nor Cambridge can predict the actual date on which the merger will be completed, or if the merger will be completed at all, because completion is subject to conditions and factors outside the control of both companies. Cambridge must first obtain the approval of Cambridge shareholders for the Cambridge Merger Proposal, and Eastern must obtain approval of Eastern shareholders for the Eastern Share Issuance Proposal. Eastern and Cambridge must also obtain necessary regulatory approvals and satisfy certain other closing conditions. (See the section of this joint proxy statement/prospectus titled “Risk Factors—Risks Related to the Merger—Regulatory approvals may not be received, may take longer to receive than expected or may impose burdensome conditions that are not presently anticipated.”) While the various approvals remain pending, Eastern and Cambridge continue to collaborate on pre-merger integration, as both companies prepare for shareholder and regulatory approvals.

Summary—Expected Timing of the Merger

The disclosure under the heading “Summary—Expected Timing of the Merger” is hereby revised by deleting the paragraph under the subheading “Expected Timing of the Merger” on page 21 of the joint proxy statement/prospectus and replacing it with the following:

Eastern and Cambridge look forward to receiving shareholder and regulatory approval and combining our two great franchises into Boston’s leading bank. At this time, Eastern and Cambridge no longer anticipate, as previously disclosed, that all regulatory approvals will be received during the first quarter of 2024 and that the merger will be completed in early April 2024. As stated elsewhere in this joint proxy statement/prospectus, neither Eastern nor Cambridge can predict the actual date on which the merger will be completed, or if the merger will be completed at all, because completion is subject to conditions and factors outside the control of both companies. Cambridge must first obtain the approval of Cambridge shareholders for the Cambridge Merger Proposal, and Eastern must obtain approval of Eastern shareholders for the Eastern Share Issuance Proposal. Eastern and Cambridge must also obtain necessary regulatory approvals and satisfy certain other closing conditions. (See the section of this joint proxy statement/prospectus titled “Risk Factors—Risks Related to the Merger—Regulatory approvals may not be received, may take longer to receive than expected or may impose burdensome conditions that are not presently anticipated.”) While the various approvals remain pending, Eastern and Cambridge continue to collaborate on pre-merger integration, as both companies prepare for shareholder and regulatory approvals.

Summary—Litigation Related to the Merger

The disclosure under the heading “Summary—Litigation Related to the Merger” is hereby revised by adding the following as the second paragraph under the subheading “Litigation Related to the Merger” on page 25 of the joint proxy statement/prospectus:

In February 2024, after the date of the joint proxy statement/prospectus, Eastern received four demand letters and Cambridge received three demand letters from purported Eastern and Cambridge shareholders, respectively, (the “2024 Demand Letters” and, together with the Demand Letters received in 2023, the “Demand Letters”), alleging that the joint proxy statement/prospectus omits material information in violation of federal securities laws. The shareholders have demanded that Eastern and Cambridge disclose certain additional information, including additional information used in J.P. Morgan’s and Bank of America’s analyses and opinions and the portion of Bank of America’s fee that is contingent on the completion of the Merger. Eastern and Cambridge believe that the allegations in the Demand Letters are meritless and no additional disclosure is required in this joint proxy statement/prospectus. However, in order to avoid nuisance, cost and distraction, and with the goal of precluding any effort to delay the special meetings of shareholders or the closing of the Merger, Eastern and Cambridge hereby make Supplemental Disclosures to supplement the disclosures contained in the joint proxy statement/prospectus filed with the SEC on January 16, 2024 and first mailed to shareholders of Eastern and Cambridge as of January 19, 2024. Eastern, the Eastern Board of Directors, Cambridge and the Cambridge Board of Directors deny any liability or wrongdoing in connection with the joint proxy statement/prospectus, and none of the Supplemental Disclosures nor any other disclosure in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any Supplemental Disclosure. This decision to make the Supplemental Disclosures will not affect the merger consideration to be paid in connection with the Merger of Cambridge with and into Eastern or the timing of the special meetings of Eastern’s shareholders and Cambridge’s shareholders. The Supplemental Disclosures are included below and should be read in conjunction with the joint proxy statement/prospectus.

Risk Factors—Risks Related to the Merger

The disclosure under the heading “Risk Factors—Risks Related to the Merger” is hereby revised by deleting the heading and risk factor beginning “Since the initial filing on November 13, 2023 of the registration statement of which this joint proxy statement/prospectus is a part, Eastern and the Eastern board of directors have received four Demand Letters from certain Eastern shareholders, which could result in litigation related to the merger being filed against Eastern, the Eastern board of directors and/or Cambridge and the Cambridge board of directors, and additional demand letters may be received or litigation may be filed against them, which could prevent or delay the completion of the merger or otherwise negatively impact the business and operations of Eastern and Cambridge” beginning on page 32 of the joint proxy statement/prospectus and replacing it with the following:

Eastern and Cambridge have received Demand Letters from certain Eastern and Cambridge shareholders which could result in litigation related to the merger being filed against Eastern, the Eastern board of directors and/or Cambridge and the Cambridge board of directors, and additional demand letters may be received or litigation may be filed against them, which could prevent or delay the completion of the merger or otherwise negatively impact the business and operations of Eastern and Cambridge.

Since the initial filing on November 13, 2023 of the registration statement of which this joint proxy statement/prospectus is a part, Eastern and Cambridge have received Demand Letters from purported shareholders generally alleging that the joint proxy statement/prospectus omits material information in violation of the federal securities laws. The shareholders have demanded disclosure of certain additional information pertaining to certain financial projections for each of Eastern and Cambridge, certain information with respect to J.P. Morgan’s and Bank of America’s analyses and opinions, and other requested disclosures.

The shareholders who provided the Demand Letters, or other shareholders, may initiate litigation against Eastern, the Eastern board of directors, Cambridge and the Cambridge board of directors, and it is possible that Eastern, the Eastern board of directors, Cambridge or the Cambridge board of directors may receive further demand letters alleging wrongdoing with respect to the merger.

One of the conditions to the closing is that no order, injunction or decree issued by any court or governmental entity of competent jurisdiction or other legal restraint preventing the consummation of the merger, the holdco merger, the bank merger or any of the other transactions contemplated by the merger agreement be in effect. If any plaintiff were successful in obtaining an injunction prohibiting Eastern or Cambridge from completing the merger, the holdco merger, the bank merger or any of the other transactions contemplated by the merger agreement, then such injunction may delay or prevent the effectiveness of the merger and could result in significant costs to Eastern and/or Cambridge, including any cost associated with the indemnification of directors and officers of each company. Eastern and Cambridge may also incur costs in connection with the defense or settlement of any shareholder lawsuit filed in connection with the merger. Such litigation could have an adverse effect on the financial condition and results of operations of Eastern and Cambridge and could prevent or delay the completion of the merger.

The Merger—Opinion of Cambridge’s Financial Advisor

The disclosure under the heading “The Merger—Opinion of Cambridge’s Financial Advisor” is hereby revised by deleting the first two paragraphs under the subheading “Cambridge Financial Analyses—Selected Publicly Traded Companies Analysis” beginning on page 72 of the joint proxy statement/prospectus and replacing that disclosure with the following:

BofA Securities reviewed, among other things, the closing stock prices of the selected publicly traded companies on September 15, 2023, as a multiple of (i) calendar year 2023 and 2024 estimated earnings per share, commonly referred to as EPS, and (ii) tangible book value per share, commonly referred to as TBVPS, as of June 30, 2023. The calendar year 2023 estimated EPS multiples observed for the Cambridge selected publicly traded companies ranged from 5.2x to 13.0x. The calendar year 2024 estimated EPS multiples observed for the Cambridge selected publicly traded companies ranged from 5.3x to 14.2x. The TBVPS multiples observed for the Cambridge selected publicly traded companies ranged from 0.78x to 2.60x.

	2023E P/E	2024E P/E	P/TBV
1st Source Corporation	9.3x	11.1x	1.28x
Alerus Financial Corp	12.0x	12.0x	1.28x
Amerant Bancorp Inc.	9.6x	7.7x	0.93x
Arrow Financial Corporation	11.0x	7.7x	0.89x
Bar Harbor Bankshares	8.8x	8.8x	1.32x
Camden National Corporation	9.2x	10.3x	1.17x
Chemung Financial Corp.	7.8x	8.1x	1.22x
Farmers National Banc Corp	9.3x	9.0x	2.6x
Financial Institutions Inc.	5.2x	5.3x	0.78x
First Mid Bancshares, Inc.	9.0x	8.2x	1.18x
First Western Financial Inc.	11.2x	10.1x	0.88x
Midland States Bancorp Inc.	6.8x	7.5x	0.98x
Orrstown Financial Services, Inc.	6.6x	7.4x	1.04x
Peapack-Gladstone Financial Corporation	8.8x	9.0x	0.92x
Park National Corporation	13.0x	14.2x	1.77x
Stock Yards Bancorp, Inc.	11.5x	12.5x	2.14x
Univest Financial Corporation	7.4x	8.4x	0.82x
Washington Trust Bancorp, Inc.	10.7x	10.2x	1.21x

BofA Securities then applied (i) calendar year 2023 and 2024 EPS multiples of 6.8x to 11.5x and 7.5x to 12.0x, respectively, derived from the Cambridge selected publicly traded companies based on BofA Securities’ professional judgment and experience, and (ii) TBVPS multiples of 0.88x to 1.77x, derived from the Cambridge selected publicly traded companies based on BofA Securities’ professional judgment and experience, to calendar year 2023 and 2024 estimated EPS and Cambridge’s TBVPS as of June 30, 2023. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts’ estimates, and estimated financial data of Cambridge were based on the Cambridge Management

Forecasts. This analysis indicated the following approximate implied per share equity value reference ranges for Cambridge, as compared to the per share price of Cambridge common stock implied by the exchange ratio in the merger, calculated based on the closing price of Eastern common stock on September 15, 2023, multiplied by the exchange ratio:

The disclosure under the heading “The Merger—Opinion of Cambridge’s Financial Advisor” is hereby revised by deleting the table and the second paragraph under the subheading “Cambridge Financial Analyses—Selected Precedent Transactions Analysis” on page 74 of the joint proxy statement/prospectus and replacing that disclosure with the following:

Acquiror	Target	Closing Date
• Shore Bancshares, Inc.	• The Community Financial Corporation	7/3/2023
• NBT Bancorp Inc.	• Salisbury Bancorp, Inc.	8/14/2023
• Brookline Bancorp, Inc.	• PCSB Financial Corporation	1/1/2023
• F.N.B. Corporation	• Howard Bancorp, Inc.	1/22/2022
• Lakeland Bancorp, Inc.	• 1st Constitution Bancorp	1/6/2022
• Valley National Bancorp	• The Westchester Bank Holding Corporation	12/1/2021
• Eastern Bankshares, Inc.	• Century Bancorp, Inc.	11/12/2021
• WSFS Financial Corporation	• Bryn Mawr Bank Corporation	1/1/2022
• SVB Financial Group	• Boston Private Financial Holdings, Inc.	7/1/2021
• Bridge Bancorp Inc.	• Dime Community Bancshares, Inc.	2/1/2021
• Provident Financial Services, Inc.	• SB One Bancorp	7/31/2020
• Sandy Spring Bancorp, Inc.	• Revere Bank	4/1/2020
• WesBanco, Inc.	• Old Line Bancshares, Inc.	11/22/2019
• People’s United Financial, Inc.	• United Financial Bancorp, Inc.	11/1/2019
• Valley National Bancorp	• Oritani Financial Corp.	12/1/2019
• S&T Bancorp, Inc.	• DNB Financial Corporation	11/30/2019
• People’s United Financial, Inc.	• BSB Bancorp, Inc.	4/1/2019
• Independent Bank Corp.	• Blue Hills Bancorp, Inc.	4/1/2019
• People’s United Financial, Inc.	• First Connecticut Bancorp, Inc.	10/1/2018

BofA Securities reviewed transaction values, calculated as the equity value implied for the target company based on the consideration payable in the selected transaction, (i) as a multiple of the target company’s TBVPS as of June 30, 2023 and (ii) as a multiple of the target company’s one-year forward estimated EPS. The multiples of the target companies’ TBVPS for the selected transactions ranged from 0.96x to 2.29x (with a median of 1.60x). The multiples of the target companies’ one-year forward estimated EPS for the selected transactions ranged from 5.8x to 26.0x (with a median of 14.9x). BofA Securities then applied TBVPS multiples of 1.36x to 1.84x, which endpoints reflect 85% and 115% of the median of such selected transactions’ TBVPS multiples, based on BofA Securities’ professional judgment and experience, to Cambridge’s rate-mark adjusted TBVPS as of June 30, 2023. BofA Securities then applied one-year forward EPS multiples of 12.7x to 17.1x, which endpoints reflect 85% and 115% of the median of such selected transactions EPS multiples, based on BofA Securities’ professional judgment and experience, to Cambridge’s calendar year 2024 estimated EPS. Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Estimated financial data of Cambridge were based on the Cambridge Management Forecasts. This analysis indicated the following approximate implied per share equity value reference ranges for Cambridge, as compared to the per share price of Cambridge common stock implied by the exchange ratio in the merger, calculated based on the closing price of Eastern common stock on September 15, 2023, multiplied by the exchange ratio:

The disclosure under the heading “The Merger—Opinion of Cambridge’s Financial Advisor” is hereby revised by deleting the paragraph under the subheading “Cambridge Financial Analyses—Dividend Discount Analysis” on page 75 of the joint proxy statement/prospectus and replacing it with the following:

BofA Securities performed a dividend discount analysis of Cambridge and used the results to determine an implied exchange ratio for the merger. BofA Securities calculated the estimated present value of the capital available for distribution that Cambridge was forecasted to generate during the first fiscal quarter of 2024 through 2029, based on the Cambridge Management Forecasts. For purposes of calculating the terminal values for Cambridge, BofA Securities applied terminal forward multiples of 9.0x to 13.0x, which range was selected based on BofA Securities’ professional judgement and experience, to Cambridge’s 2029 adjusted GAAP net income of $46.6 million based on the Cambridge Management Forecasts. The capital available for distribution and the terminal values were then discounted to present value as of March 31, 2024 using discount rates ranging from 8.4% to 9.9%, which were based on an estimate of Cambridge’s cost of equity. The estimated cost of equity was obtained using the capital asset pricing model (which takes into account the risk-free rate, the levered beta and the applicable equity market risk premium). This analysis indicated the following approximate implied per share value range for Cambridge common stock, as compared to the per share price of Cambridge common stock implied by the exchange ratio in the merger, calculated based on the closing price of Eastern common stock on September 15, 2023, multiplied by the exchange ratio:

The disclosure under the heading “The Merger—Opinion of Cambridge’s Financial Advisor” is hereby revised by deleting the first two paragraphs under the subheading “Eastern Financial Analyses—Selected Publicly Traded Companies Analysis” beginning on page 75 of the joint proxy statement/prospectus and replacing that disclosure with the following:

BofA Securities reviewed, among other things, the closing stock prices of the selected publicly traded companies on September 15, 2023, as a multiple of (i) calendar year 2023 and 2024 EPS, and (ii) TBVPS, as of June 30, 2023. The calendar year 2023 estimated EPS multiples observed for the Eastern selected publicly traded companies ranged from 5.7x to 12.5x. The calendar year 2024 estimated EPS multiples observed for the Eastern selected publicly traded companies ranged from 5.3x to 13.0x. The TBVPS multiples observed for the Eastern selected publicly traded companies ranged from 0.62x to 3.26x.

	2023E P/E	2024E P/E	P/TBV
Berkshire Hills Bancorp, Inc.	9.5x	9.3x	0.93x
Brookline Bancorp, Inc.	10.6x	8.0x	0.92x
Community Bank System, Inc.	12.5x	13.0x	3.26x
Customers Bancorp, Inc.	5.7x	5.3x	0.82x
Dime Community Bancshares, Inc.	7.6x	7.9x	0.87x
Eagle Bancorp, Inc.	7.6x	8.2x	0.62x
First Commonwealth Financial Corporation	8.3x	8.1x	1.52x
F.N.B. Corporation	7.5x	7.5x	1.28x
Fulton Financial Corporation	8.0x	9.0x	1.15x
Independent Bank Corp.	9.5x	10.8x	1.22x
NBT Bancorp Inc.	10.2x	10.1x	1.50x
OceanFirst Financial Corp.	8.5x	7.9x	0.90x
Provident Financial Services, Inc.	8.4x	7.3x	1.05x
Sandy Spring Bancorp, Inc.	7.8x	9.0x	0.85x
WSFS Financial Corporation	9.1x	9.3x	1.77x

BofA Securities then applied (i) calendar year 2023 and 2024 EPS multiples of 7.6x to 10.2x and 7.5x to 10.1x, respectively, derived from the Eastern selected publicly traded companies based on BofA Securities’ professional judgment and experience, and (ii) TBVPS multiples of 0.85x to 1.52x derived from the Eastern selected publicly traded companies based on BofA Securities’ professional judgment and experience, to calendar year 2023 and 2024 estimated EPS and Eastern’s TBVPS as of June 30, 2023. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts’ estimates, and estimated financial data of Eastern were based on the Eastern Forecasts. This analysis indicated the following approximate implied per share equity value reference ranges for Eastern (which include an adjustment to reflect the estimated excess capital generated through the proposed Eastern Insurance Agency Sale), as compared to the closing per share price of Eastern common stock on September 15, 2023:

The disclosure under the heading “The Merger—Opinion of Cambridge’s Financial Advisor” is hereby revised by deleting the paragraph under the subheading “Eastern Financial Analyses—Dividend Discount Analysis” on page 76 of the joint proxy statement/prospectus and replacing it with the following:

BofA Securities performed a dividend discount analysis of Eastern and used the results to determine an implied exchange ratio for the merger. BofA Securities calculated the estimated present value of the capital available for distribution that Eastern was forecasted to generate during the first fiscal quarter of 2024 through 2029, adjusted for the estimated excess capital generated through the proposed Eastern Insurance Agency Sale per Eastern management guidance, based on the Eastern Forecasts. For purposes of calculating the terminal values for Eastern, BofA Securities applied terminal forward multiples of 9.0x to 13.0x, which range was selected based on BofA Securities’ professional judgement and experience, to Eastern’s 2029 adjusted GAAP net income of $175 million based on the Eastern Forecasts. The capital available for distribution and the terminal values were then discounted to present value as of March 31, 2024 using discount rates ranging from 9.7% to 11.7%, which were based on an estimate of Eastern’s cost of equity. The estimated cost of equity was obtained using the capital asset pricing model (which takes into account the risk-free rate, the levered beta and the applicable equity market risk premium). This analysis indicated the following approximate implied per share value range for Eastern common stock on a standalone basis, as compared to the closing per share price of Eastern common stock on September 15, 2023:

The disclosure under the heading “The Merger—Opinion of Cambridge’s Financial Advisor” is hereby revised by deleting the fourth full paragraph under the subheading “Miscellaneous” on page 78 of the joint proxy statement/prospectus and replacing it with the following:

Cambridge has agreed to pay BofA Securities for its services in connection with the merger an aggregate fee of 1.25% of the transaction consideration, which is currently estimated, based on the information available as of the date of announcement of the merger, to be approximately $5.7 million, $1.5 million of which was payable upon delivery of its opinion, and the remainder is contingent upon consummation of the merger. Cambridge also has agreed to reimburse BofA Securities for its expenses incurred in connection with BofA Securities’ engagement and to indemnify BofA Securities, any controlling person of BofA Securities and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

The Merger—Opinion of Eastern’s Financial Advisor

The disclosure under the heading “The Merger—Opinion of Eastern’s Financial Advisor” is hereby revised by deleting the first full paragraph under the subheading “Cambridge Standalone Dividend Discount Analysis” on page 85 of the joint proxy statement/prospectus and replacing it with the following:

J.P. Morgan calculated a range of implied values for Cambridge common stock by discounting to present value estimates of Cambridge’s future dividend stream and terminal value. In performing its analysis, J.P. Morgan utilized, among others, the following assumptions, which were reviewed and approved by Eastern management:

•	the Cambridge projections;

•

a terminal value based on 2034 estimated adjusted net income of $63 million (which was based on the Cambridge projections) and a multiple range of 11.0x to 13.0x, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its professional judgment and experience in the industry;

•

a cost of equity range of 7.50% to 9.50%, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its professional judgment and experience in the industry, which includes, among other things, risk-free rate, equity risk premium, and levered beta; and

•	a tangible common equity to tangible assets target of 8.5%, as provided by Eastern’s management.

The disclosure under the heading “The Merger—Opinion of Eastern’s Financial Advisor” is hereby revised by deleting the first paragraph under the subheading “Eastern Standalone Dividend Discount Analysis” on page 87 of the joint proxy statement/prospectus and replacing it with the following:

J.P. Morgan calculated a range of implied values for Eastern’s common stock by discounting to present value estimates of Eastern’s future dividend stream and terminal value. In performing its analysis, J.P. Morgan utilized, among others, the following assumptions, which were reviewed and approved by Eastern’s management:

•	the Eastern projections;

•

a terminal value based on 2034 estimated adjusted net income of $240 million (which was based on the Eastern projections) and a multiple range of 10.0x to 12.0x, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its professional judgment and experience in the industry;

•

a cost of equity range of 8.50% to 10.50%, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its professional judgment and experience in the industry, which includes, among other things, risk-free rate, equity risk premium, and levered beta; and

•	a tangible common equity to tangible assets target of 8.5%, as provided by Eastern’s management.

The Merger—Regulatory Approvals Required to Complete the Merger

The disclosure under the heading “The Merger—Regulatory Approvals Required to Complete the Merger” is hereby revised by deleting the eleventh paragraph under the subheading “Regulatory Approvals Required to Complete the Merger” on page 107 of the joint proxy statement/prospectus and replacing it with the following:

Eastern and Cambridge continue to believe that all required regulatory approvals will ultimately be received and none of the approvals will impose a burdensome condition, although at this time Eastern and Cambridge no longer anticipate, as previously disclosed, that all regulatory approvals will be received during the first quarter of 2024 and that the merger will be completed in early April 2024. There can be no assurance, however, as to whether, or when, the required regulatory approvals will be received or that none of the approvals will impose a burdensome condition. See the section of this joint proxy statement/prospectus titled “Risk Factors—Risks Related to the Merger—Regulatory approvals may not be received, may take longer to receive than expected or may impose burdensome conditions that are not presently anticipated.”

The Merger—Litigation Related to the Merger

The disclosure under the heading “The Merger—Litigation Related to the Merger” is hereby revised by deleting the paragraphs under the subheading “Litigation Related to the Merger” beginning on page 108 of the joint proxy statement/prospectus and replacing it with the following:

In November 2023, after Eastern’s initial filing of the registration statement of which this joint proxy statement/prospectus is a part, Eastern received Demand Letters from four purported Eastern shareholders alleging that the registration statement omits material information in violation of federal securities laws. The shareholders have demanded disclosure of certain additional information, including additional information pertaining to financial projections for each of Eastern and Cambridge, additional information used in J.P. Morgan’s analysis and opinion, and the background of Eastern’s arrangements with the Cambridge executive officers identified in the section of this joint proxy statement/prospectus titled “The Merger—Interests of Cambridge’s Executive Officers and Directors in the Merger.”

In February 2024, after the date of the joint proxy statement/prospectus, Eastern received four additional Demand Letters and Cambridge received three additional Demand Letters from purported Eastern and Cambridge shareholders, respectively, alleging that the joint proxy statement/prospectus omits material information in violation of federal securities laws. The shareholders have demanded that Eastern and Cambridge disclose certain additional information, including additional information used in J.P. Morgan’s and Bank of America’s analyses and opinions and the portion of Bank of America’s fee that is contingent on the completion of the Merger.

Eastern and Cambridge believe that the allegations in the Demand Letters are meritless and no additional disclosure is required in this joint proxy statement/prospectus. However, in order to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the merger, Eastern and Cambridge have voluntarily made additional Supplemental Disclosures in this joint proxy statement/prospectus. Eastern, the Eastern board of directors, Cambridge and the Cambridge board of directors deny any liability or wrongdoing in connection with this joint proxy statement/prospectus, and nothing in this joint proxy statement/prospectus should be construed as an admission of the legal necessity or materiality under applicable laws of any Supplemental Disclosures. Please see the section of this joint proxy statement/prospectus titled “Risk Factors—Risks Related to the Merger—Eastern and Cambridge have received Demand Letters from certain Eastern and Cambridge shareholders which could result in litigation related to the merger being filed against Eastern, the Eastern board of directors and/or Cambridge and the Cambridge board of directors, and additional demand letters may be received or litigation may be filed against them, which could prevent or delay the completion of the merger or otherwise negatively impact the business and operations of Eastern and Cambridge.” on page 32 of this joint proxy statement/prospectus for more information.

The Merger—Effective Time and Closing of the Merger

The disclosure under the heading “The Merger—Effective Time and Closing of the Merger” is hereby revised by deleting the second paragraph under the subheading “Effective Time and Closing of the Merger” on page 111 of the joint proxy statement/prospectus and replacing it with the following:

Eastern and Cambridge look forward to receiving shareholder and regulatory approval and combining our two great franchises into Boston’s leading bank. At this time, Eastern and Cambridge no longer anticipate, as previously disclosed, that all regulatory approvals will be received during the first quarter of 2024 and that the merger will be completed in early April 2024. As stated elsewhere in this joint proxy statement/prospectus, neither Eastern nor Cambridge can predict the actual date on which the merger will be completed, or if the merger will be completed at all, because completion is subject to conditions and factors outside the control of both companies. Cambridge must first obtain the approval of Cambridge shareholders for the Cambridge Merger Proposal, and Eastern must obtain approval of Eastern shareholders for the Eastern Share Issuance Proposal. Eastern and Cambridge must also obtain necessary regulatory approvals and satisfy certain other closing conditions. (See the section of this joint proxy statement/prospectus titled “Risk Factors—Risks Related to the Merger—Regulatory approvals may not be received, may take longer to receive than expected or may impose burdensome conditions that are not presently anticipated.”) While the various approvals remain pending, Eastern and Cambridge continue to collaborate on pre-merger integration, as both companies prepare for shareholder and regulatory approvals.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements.

Certain factors that could cause actual results to differ materially from expected results include; direction of loan delinquencies and charge-offs and changes in estimates of the adequacy of the allowance for loan losses; increased competitive pressures; changes in interest rates and resulting changes in competitor or customer behavior, mix or costs of sources of funding, and deposit amounts and composition; risks associated with the completion and/or implementation of the merger, including risks that required regulatory, shareholder or other approvals for the merger are not obtained or other closing conditions are not satisfied in a timely manner or at all and that the merger fails to occur in the timeframe expected or at all; prior to the completion of the merger or thereafter, Cambridge or Eastern may not perform as expected due to transaction-related uncertainty or other factors; and revenue or expense synergies may not fully materialize for Eastern in the timeframe expected or at all, or may be more costly to achieve; legislative and regulatory changes and related compliance costs that could adversely affect the business in which Cambridge and its subsidiary Cambridge Trust Company or Eastern and its subsidiary Eastern Bank are engaged, including the effect of, and changes in, monetary and fiscal policies and laws, such as the interest rate policies of the Board of Governors of the Federal Reserve System or a failure to raise the national debt ceiling; market and monetary fluctuations, including inflationary or recessionary pressures, interest rate sensitivity, liquidity constraints, increased borrowing and funding costs, and fluctuations due to actual or anticipated changes to federal tax laws; the realizability of deferred tax assets; Eastern’s ability to successfully implement its risk mitigation strategies; asset and credit quality deterioration, including adverse developments in Cambridge’s and local or regional real estate markets that decrease collateral values associated with existing loans; and operational risks such as cybersecurity incidents, natural disasters, and pandemics, including COVID-19.

These forward-looking statements are also subject to the risks and uncertainties applicable to Eastern’s and Cambridge’s respective businesses generally that are disclosed in Eastern’s and Cambridge’s 2022 Annual Reports on Form 10-K. Eastern’s and Cambridge’s SEC filings are accessible on the SEC’s website at www.sec.gov and on their respective corporate websites at ir.cambridgetrust.com and investor.easternbank.com. These web addresses are included as inactive textual references only. Information on these websites is not part of this document. For any forward-looking statements made in this Current Report on Form 8-K, Cambridge claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Except as required by law, Cambridge specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Form 8-K. You should not place undue reliance on forward-looking statements, which reflect Cambridge’s expectations only as of the date of this Current Report on Form 8-K. Cambridge does not undertake any obligation to update forward-looking statements.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find it

In connection with the proposed transaction, Eastern filed with the SEC a Registration Statement on Form S-4 and a joint proxy statement of Eastern and Cambridge and a prospectus of Eastern, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Eastern and Cambridge will be submitted to Eastern’s and Cambridge’s respective shareholders for their consideration. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF EASTERN AND CAMBRIDGE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENT OR SUPPLEMENT TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Eastern and Cambridge, can be obtained without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that have been and will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Eastern Bank Investor Relations, 265 Franklin Street, Boston, Massachusetts 02110, telephone (781) 598-7920, or to Cambridge Investor Relations, 1336 Massachusetts Avenue, Cambridge, Massachusetts 02138, telephone (617) 520-5520.

Participants in the Solicitation

Eastern, Cambridge, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Eastern and/or Cambridge in connection with the proposed Transaction under the rules of the SEC. Information regarding Eastern’s directors and executive officers is available in its definitive proxy statement on Schedule 14A relating to its 2023 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2023, and its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 24, 2023, and other documents filed by Eastern with the SEC. Information regarding Cambridge’s directors and executive officers is available in its definitive proxy statement on Schedule 14A relating to its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 16, 2023, the joint proxy statement/prospectus and its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 16, 2023, and other documents filed by Cambridge with the SEC. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, included in the joint proxy statement/prospectus and other relevant materials filed with the SEC may be obtained free of charge as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAMBRIDGE BANCORP

Date: February 20, 2024	By:	/s/ Joseph P. Sapienza
Name: Joseph P. Sapienza
Title: Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)